UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

InterPrivate IV InfraTech Partners Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2022

INTERPRIVATE IV INFRATECH PARTNERS INC.
1350 Avenue of the Americas, 2nd Floor
New York, NY 10019

NOTICE OF SPECIAL MEETING

TO BE HELD ON [•], 2022

TO THE STOCKHOLDERS OF INTERPRIVATE IV INFRATECH PARTNERS INC.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of InterPrivate IV InfraTech Partners Inc. (the “Company,” “we,” “us” or “our”), to be held at [•] [a.m./p.m.] Eastern Time, on [•], 2022. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (the “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 9, 2023 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) (the “Current Outside Date”) to [•] (the date that is [•] months from the closing date of the IPO) (the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date in [three-month] increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until [•] (each, an “Additional Extended Date”), unless the closing of a business combination (as defined below) should have occurred prior thereto (the “Extension Amendment Proposal”);

2.      to amend (the “Liquidation Amendment” and, together with the Extension Amendment, the “Charter Amendment”) the Company’s charter to permit the Company’s Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (including prior to the Current Outside Date or an Additional Extended Date, as applicable) as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

3.      to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [•]. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE LIQUIDATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s prospectus for its initial public offering (“IPO”) and its charter provided that the Company had until the Current Outside Date to complete a business combination. The Board currently believes that there will not be sufficient time for the Company to consummate an initial business combination by the Current Outside Date. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date or Additional Extended Date, as applicable.

The sole purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the trust account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable, as well as the planned implementation of the Excise Tax (as defined herein) beginning in 2023. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before the Current Outside Date to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date or Additional Extended Date, as applicable, in order to seek stockholder approval of a potential business combination.

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the InterPrivate Acquisition Management IV, LLC, our sponsor (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (collectively, the “Lender”), shall lend the Company $[•], which the Company shall deposit into the trust account (as defined below), upon the Company’s first drawdown under a non-interest bearing, unsecured promissory note in the amount of up to $[•], to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination (as defined below) by [•], without approval of our public stockholders (as defined below), we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to [•] additional times until [•], or a total of up to [•] months after the Current Outside Date, provided that we draw down and deposit into the trust account, for each such additional month, $[•] under the Note at the beginning of each month, for an aggregate deposit of up to $[•] (if all additional extensions are exercised). If we complete a business combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the private placement warrants (as defined below). If we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

Our Board has approved the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal, and recommends that stockholders vote in favor of each proposal. The affirmative vote of at least 65% of the Company’s outstanding Class A common stock (the “public shares” or “Class A common stock”) and Class B common stock (the “founder shares” or “Class B common stock” and together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal. As of the date of this proxy statement, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are conditions to the implementation of the Extension. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on [•], 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its initial public offering (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Liquidation Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and the Liquidation Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•]. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market LLC (“Nasdaq”) on [•], 2022, the record date of the special meeting, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

[•], 2022	By Order of the Board of Directors,

Ahmed Fattouh
Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to ensure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Liquidation Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal and the Liquidation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2022: This notice of meeting and the accompanying proxy statement are being made available on or about [•], 2022 at [•].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [•], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2022

INTERPRIVATE IV INFRATECH PARTNERS INC.
1350 Avenue of the Americas, 2nd Floor
New York, NY 10019

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2022

The special meeting of stockholders (the “special meeting”) of InterPrivate IV InfraTech Partners Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [•] [a.m./p.m.] Eastern Time, on [•], 2022. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 9, 2023 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) (the “Current Outside Date”) to [•] (the date that is [•] months from the closing date of the IPO) (the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date in [•] increments up to [•] additional times, or a total of up to [•] after the Current Outside Date, until [•] (each, an “Additional Extended Date”), unless the closing of a business combination should have occurred prior thereto (the “Extension Amendment Proposal”);

2.      to amend (the “Liquidation Amendment” and, together with the Extension Amendment, the “Charter Amendment”) the Company’s charter to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable (including prior to the Current Outside Date), as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

3.      to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [•]. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s prospectus for its IPO and its charter provided that the Company had until the Current Outside Date to complete a business combination. The Board currently believes that there will not be sufficient time for the Company to consummate an initial business combination by the Current Outside Date. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date or Additional Extended Date, as applicable.

The sole purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the trust account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable, as well as the planned implementation of the Excise Tax (as defined herein) beginning in 2023. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before the Current Outside Date to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date or Additional Extended Date, as applicable, in order to seek stockholder approval of a potential business combination.

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the InterPrivate Acquisition Management IV, LLC, our sponsor (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (collectively, the “Lender”), shall lend the Company $[•], which the Company shall deposit into the trust account (as defined below), upon the Company’s first drawdown under a non-interest bearing, unsecured promissory note in the amount of up to $[•], to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination (as defined below) by [•], without approval of our public stockholders (as defined below), we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to [•] additional times until [•], or a total of up to [•] months after the Current Outside Date, provided that we draw down and deposit into the trust account, for each such additional month, $[•] under the Note at the beginning of each month, for an aggregate deposit of up to $[•] (if all additional extensions are exercised). If we complete a business combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Our Board has approved the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal, and recommends that stockholders vote in favor of each proposal. The affirmative vote of at least 65% of the Company’s outstanding Class A common stock (the “public shares” or “Class A common stock”) and Class B common stock (the “founder shares” or “Class B common stock” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal. As of the date of this proxy statement, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and the Liquidation Amendment

Proposal are a condition to the implementation of the Extension. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

In connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its initial public offering (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Liquidation Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and the Liquidation Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[•] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•]. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market LLC (“Nasdaq”) on [•], 2022, the record date of the special meeting, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

InterPrivate Acquisition Management IV, LLC, our sponsor (the “Sponsor”), our officers and directors (the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount and (iii) liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the Extension Amendment and prior to the Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the end of the Extension Period, as well as the planned implementation of the Excise Tax. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved.

Our Board has fixed the close of business on [•], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

On the record date, there were 28,750,000 outstanding shares of the Company’s Class A common stock and 7,187,500 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal and the Liquidation Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to complete an initial business combination;

•        the anticipated benefits an initial business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete a business combination;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed on September 10, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. It was originally incorporated under the name “InterPrivate III Technology Partners Corp.” but the Company changed its name to “InterPrivate IV InfraTech Partners Inc.” on January 6, 2021. On March 9, 2021, the Company consummated its initial public offering (the “IPO”) of 28,750,000 units (the “units”), each consisting of one share of Class A common stock (the “public shares”) and one-fifth of one redeemable warrant (the “public warrants”) including the issuance of 3,750,000 units as a result of the exercise of the underwriters’ over-allotment option in full, at $10.00 per unit generating gross proceeds of $287,500,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 5,000,000 private placement warrants (the “private placement warrants”) at a price of $1.50 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $7,500,000.

Following the closing of the IPO on March 9, 2021, an amount of $287,500,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our charter. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date was initially March 9, 2023. Our Board has determined that it is in the best interests of the Company to amend the charter to both extend the date we have to consummate a business combination to [•], or an Additional Outside Date, as applicable, in order to allow the Company more time to complete a business combination but also to enable the Company to liquidate the trust account and dissolve in accordance with law and to redeem all public shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable (including prior to the Current Outside Date), if it determines such action is in the best interests of the stockholders. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon,

What is being voted on?

You are being asked to vote on the Extension Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are described below:

1.      The Extension Amendment Proposal:    to amend our charter to extend the date by which the Company must consummate a business combination from March 9, 2023 (the date which is 24 months from the closing date of the IPO) to [•] (the date that is [•] months from the closing date of the IPO), and to allow the Company, without another stockholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date in [•]-month increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until [•], unless the closing of a business combination should have occurred prior thereto.

2.      The Liquidation Amendment Proposal:    to amend the Company’s charter to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable (including prior to the Current Outside Date) as determined by our Board and included in a public announcement.

3.      The Adjournment Proposal:    to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment. Proposal or if we determine that additional time is necessary to effectuate the Extension.

What are the purposes of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal?

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. The sole purpose of the Liquidation Amendment Proposal is to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the InterPrivate Acquisition Management IV, LLC, our sponsor (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (collectively, the “Lender”), shall lend the Company $[•], which the Company shall deposit into the trust account (as defined below), upon the Company’s first drawdown under a non-interest bearing, unsecured promissory note in the amount of up to $[•], to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination (as defined below) by [•], without approval of our public stockholders (as defined below), we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to [•] additional times until [•], or a total of up to [•] months after the Current Outside Date, provided that we draw down and deposit into the trust account, for each such additional month, $[•] under the Note at the beginning of each month, for an aggregate deposit of up to $[•] (if all additional extensions are exercised). If we complete a business combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $[•] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Current Outside Date. Our Board currently believes that there will not be sufficient time for the Company to complete a business combination by the Current Outside Date. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date or Additional Extended Date, as applicable.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination and the sole purpose of the Liquidation Amendment Proposal is to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares, both of which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal and the Liquidation Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date or Additional Extended Date, as applicable, and to provide flexibility to wind up our operations.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

Why should I vote “FOR” the Extension Amendment Proposal and the Liquidation Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date or Additional Extended Date, as applicable. Our Board also believes that stockholders will benefit from enabling the Board to liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable, as well as the anticipated implementation of the Excise Tax beginning in 2023. The Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal and the Liquidation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

The initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals. The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 7,187,500 founder shares, which represents 20% of the Company’s issued and outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal to approve such proposals.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and the Liquidation Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal and the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Liquidation Amendment Proposal?

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. As of the date of this proxy statement, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal to approve such proposals.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The [•], 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, the Liquidation Amendment Proposal and/or the Adjournment Proposal?

If you do not want the Extension Amendment Proposal or the Liquidation Amendment Proposal to be approved, you must abstain, not vote or vote against the proposal. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date or Additional Extended Date, as applicable, as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

What amount will holders receive upon consummation of the business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the Lender, shall lend the Company $[•], which the Company shall deposit into the trust account (as defined below), upon the Company’s first drawdown of $[•] under the Note. In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination by [•], without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to [•] additional times until [•], or a total of up to [•] months after the Current Outside Date, provided that we draw down and deposit into the trust account, for each such additional month, $[•] under the Note at the beginning of each month, for an aggregate deposit of up to $[•] (if all additional extensions are exercised). If we complete a business combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the private placement warrants. If we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. While the funds in the trust account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company, we may, in our discretion, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 4, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or our liquidation. Following a liquidation of the trust account assets, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the trust account remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may, in our discretion, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we would likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.”

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at [•] [a.m./p.m.] Eastern Time, on [•], 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting [•] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing [•] (toll-free within the United States and Canada) or [•] (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [•], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: [•] or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting [•], 2022 at [9:00 a.m.] Eastern Time (five business days prior to the special meeting date). Enter the URL address into your browser [•], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing [•], within the U.S. and Canada, or [•] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of the Company’s common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of the Company’s common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019, Attn: Brandon Bentley, General Counsel.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Because approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal require the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Liquidation Amendment Proposal. As of the date of this proxy statement, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are non-routine matters, while the Adjournment Proposal, if presented, will be considered a routine matter.

For non-routine matters such as the Extension Amendment Proposal and the Liquidation Amendment Proposal, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Amendment Proposal and the Liquidation Amendment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Liquidation Amendment Proposal; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on [•], 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 28,750,000 public shares and 7,187,500 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal and the Liquidation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Liquidation Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Liquidation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved?

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will continue its efforts to consummate a business combination until the Extended Date or Additional Extended Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [•], 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: [•] (e-mail: [•]@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and the Liquidation Amendment Proposal, and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on [•], 2022 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Liquidation Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Liquidation Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unitholder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $32,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

InterPrivate IV InfraTech Partners Inc.
1350 Avenue of the Americas, 2nd Floor
New York, NY 10019
Attn: Brandon Bentley
Telephone: (212) 920-0125

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: IPVI.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 1, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the Extended Date or Additional Extended Date, as applicable.

As described under “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently March 9, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, if our stockholders approve the Extension, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. If the Extension is not completed by December 31, 2022, the excise tax may be payable on redemptions in connection with the Extension, which would reduce the cash available on hand to complete a business combination and limit our ability to complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we would likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 20 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of [•], 2022, amounts held in trust account included approximately $[•] of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, in our discretion, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 4, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such a liquidation of the assets in our trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment may receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [•] [a.m./p.m.] Eastern Time, on [•], 2022. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      The Extension Amendment Proposal:    to amend our charter to extend the date by which the Company must consummate a business combination from March 9, 2023 (the date which is 24 months from the closing date of the IPO), to [•] (the date that is [•] months from the closing date of the IPO), and to allow the Company, without another stockholder vote, by resolution of the Company’s Board, to elect to further extend the Extended Date in [•] increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until [•], unless the closing of a business combination should have occurred prior thereto.

2.      The Liquidation Amendment Proposal:    to amend the Company’s charter to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable (including prior to the Current Outside Date), as determined by our Board and included in a public announcement.

3.      The Adjournment Proposal:    to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Liquidation Amendment. Proposal, or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, prior to filing an amendment to the charter with the Secretary of State of the State of Delaware to effectuate the Extension, the Lender, shall lend the Company $[•], which the Company shall deposit into the trust account (as defined below), upon the Company’s first drawdown of $[•] under the Note. In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination by [•], without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to [•] additional times until [•], or a total of up to [•] months after the Current Outside Date, provided that we draw down and deposit into the trust account, for each such additional month, $[•] under the Note at the beginning of each month, for an aggregate deposit of up to $[•] (if all additional extensions are exercised). If we complete a business combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants. If we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than [•] million of the public shares being put to us for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on [•], 2022, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 35,937,500 outstanding shares of common stock, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date. As of the date of this proxy statement, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal and the Liquidation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal and the Liquidation Amendment Proposal; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If you do not want the Extension Amendment Proposal and the Liquidation Amendment Proposal to be approved, you must abstain, not vote or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Ahmed Fattouh and Brandon Bentley to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to IPVI.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with Brandon Bentley, General Counsel, at InterPrivate IV InfraTech Partners Inc., 1350 Avenue of the Americas, 2nd Floor New York, NY 10019, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow Sodali a fee of $32,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: IPVI.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1350 Avenue of the Americas, 2nd Floor New York, NY 10019. Our telephone number at such address is (212) 920-0125.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on September 10, 2020. On January 13, 2021, our Sponsor paid $25,000, or approximately $0.003 per share, to cover certain of our offering costs in consideration of 7,187,500 founder shares. On February 4, 2021 our Sponsor transferred 30,000 founder shares to each of Peter Gross, Gary Wojtaszek and James Eisenstein, certain of our independent directors, resulting in our Sponsor holding 7,097,500 founder shares.

On March 9, 2021, we consummated our IPO of 28,750,000 units, including 3,750,000 units issued to the underwriters based on the exercise of their over-allotment option in full. Each unit consists of one share of Class A common stock and one-fifth of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $287,500,000.

Simultaneously with the consummation of the IPO, we completed the private sale of an aggregate of 5,000,000 private placement warrants to our Sponsor at a purchase price of $1.50 per warrant, generating gross proceeds of $7,500,000.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date or Additional Extended Date, as applicable.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The charter provides that the Company has until the Current Outside Date to complete a business combination. The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company does not anticipate being able to complete an initial business combination by the Current Outside Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Outside Date to the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal and the Liquidation Amendment Proposal.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date or Additional Extended Date, as applicable. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date or Additional Extended Date, as applicable.

In addition, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Charter Amendment becomes effective, in the event that we have not consummated an initial business combination by [•], without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date or Additional Extended Date, as applicable, extend the Extended Date up to [•] additional times until [•], or a total of up to [•] months after the Current Outside Date, provided that we draw down and deposit into the trust account, for each such additional month, $[•] under the Note at the beginning of each month, for an aggregate deposit of up to $[•] (if all additional extensions are exercised). If we complete a business combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants. If we do not complete a business combination by the Extended Date or Additional Extended Date, as applicable, such Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $[•] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and the Liquidation Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [•], 2022 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND THE LIQUIDATION AMENDMENT PROPOSAL AND THE ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [•], 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: [•] (e-mail: [•]@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and the Liquidation Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[•] per share. The closing price of the common stock on Nasdaq on [•], 2022, the record date, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [•], 2022 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the 7,187,500 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $[•] based on the last sale price of $[•] on Nasdaq on [•], 2022 (the record date);

•        If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the warrant agreement governing our warrants, the 5,000,000 private placement warrants purchased by our Sponsor for an aggregate investment of $7,500,000, or $1.50 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of $[•] based on the last sale price of $[•] on Nasdaq on [•], 2022 (the record date);

•        Even if the trading price of the Class A common stock were as low as $1.07 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved and the Company liquidates without completing its initial business combination before March 9, 2023, the initial stockholders will lose their entire investment in us.

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter.

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of approximately $321,841 in advances from our Sponsor (the “Sponsor Advances”), and the Sponsor Advances remain outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, including the Sponsor Advances, if a business combination is not completed.

Additionally, if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal, and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Amounts treated as dividends that the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least 5% by vote or value (or, if the public shares are not then considered to be publicly traded, at least 1% by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold 15% of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)    such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)   the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, 5% or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the 5% threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the 5% threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a 30% rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30% (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. As of the date of this proxy statement, the Company’s founder shares represent approximately 20% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will only need 16,171,875 public shares (or approximately 56.3% of the outstanding public shares) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are a condition to the implementation of the Extension. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved, the Charter Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 7,187,500 founder shares, representing approximately 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and the Liquidation Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 2 — THE LIQUIDATION AMENDMENT PROPOSAL

The proposed Liquidation Amendment would amend the Company’s charter to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than the Extended Date or Additional Extended Date, as applicable (including prior to the Current Outside Date), as determined by our Board and included in a public announcement. The complete text of the Charter Amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the Charter Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its charter to permit the Board to elect to wind up our operations on an earlier date and liquidate the trust account following filing of the amended charter and prior to the Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), if it determines such action is in the best interests of stockholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior the Extended Date or Additional Extended Date, as applicable, as well as the planned implementation of the Excise Tax beginning in 2023.

The purpose of the Liquidation Amendment is to enable the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date or Additional Extended Date, as applicable (including a date prior to the Current Outside Date), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date, as applicable, as well as the planned implementation of the Excise Tax beginning in 2023. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before the Current Outside Date to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension Period in order to seek stockholder approval of a potential business combination.

If the Liquidation Amendment Proposal Is Approved

If the Liquidation Amendment Proposal and the Extension Amendment Proposal are approved, the Charter Amendment in the form of Annex A hereto will, upon filing in Delaware, be effective and the trust account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the Extended Date or Additional Extended Date, as applicable, or until the Company’s Board determines that, in its sole discretion, it will not be able to consummate the initial business combination before the Extended Date or Additional Extended Date, as applicable, and does not wish to seek an additional extension.

If the Liquidation Amendment Proposal Is Not Approved

If the Liquidation Amendment Proposal and the Extension Amendment are not approved and we have not consummated the initial business combination by the Current Outside Date, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. If neither the Extension Amendment Proposal nor the Liquidation Amendment Proposal are approved, we believe it is unlikely that we will be able to consummate an initial business combination by March 9, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share is then held in the trust account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the charter.

Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our charter such as the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,468,750 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

In connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and Liquidation Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, redemption payments for Elections in connection with this special meeting will only be made if the Extension Amendment Proposal and the Liquidation Amendment Proposal receive the requisite stockholder approvals and we determine to implement the Extension Amendment. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $287.8 million as of November 15, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposals and the Liquidation Amendment Proposal are approved.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [•], 2022 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND THE LIQUIDATON AMENDMENT PROPOSAL AND THE ELECTION.

As of November 15, 2022, there was approximately $287.8 million in the trust account. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and the Company extends the business combination period to the Extended Date or Additional Extended Date, as applicable (or such earlier date as determined by the Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.00 per share at the time of the special meeting (not including accrued interest less taxes paid or payable).

Our Board will abandon and not implement the Liquidation Amendment Proposal unless our stockholders approve the Extension Amendment Proposal and the Liquidation Amendment Proposal. This means that unless both proposals are approved by the stockholders, none of these two proposals will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time before the effectiveness thereof without any further action by our stockholders.

Required Vote

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Liquidation Amendment Proposal. Abstentions or the failure to vote on the Liquidation Amendment Proposal will have the same effect as a vote “AGAINST” the Liquidation Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the Extended Date or Additional Extended Date, as applicable, or upon the Company’s earlier liquidation, subject to the terms of the charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Liquidation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal and the Liquidation Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of [•], 2022, the record date of the special meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 35,937,500 shares of common stock issued and outstanding as of November 15, 2022, consisting of 28,750,000 shares of Class A common stock and 7,187,500 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors and Executive Officers
Ahmed Fattouh(2)(3)(4)	7,097,500	19.7%
Kevin Timmons(4)	—	—
David Withers(4)	—	—
Brandon Bentley(4)	—	—
Nina C. Fairbairn(4)	—	—
Peter Gross(4)	30,000	*
Gary Wojtaszek(4)	30,000	*
Michael Perone(4)	—	—
James Eisenstein(4)	30,000	*
All executive officers and directors as a group (nine individuals)	7,187,500	20.0%
Five Percent Holders
InterPrivate Acquisition Management IV, LLC(2)(3)	7,097,500	19.7%
Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz(5)	2,480,500	6.9%
Glazer Capital, LLC and Paul J. Glazer(6)	1,928,615	5.4%

____________

*        Less than one percent

(1)      The principal business address of each of the following entities or individuals, unless otherwise stated below, is c/o InterPrivate IV InfraTech Partners Inc., 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

(2)      Interests shown consist of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, upon the completion of our initial business combination.

(3)      The securities are held directly by InterPrivate Acquisition Management IV, LLC. InterPrivate Capital LLC is the managing member of the Sponsor, and Ahmed Fattouh is the managing member of InterPrivate Capital LLC. Ahmed Fattouh has sole voting and investment discretion with respect to the common stock held of record by the Sponsor. Mr. Fattouh disclaims any beneficial ownership of the securities held by the Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      Each member of our management team is among the members of the Sponsor and may be entitled to distributions of the securities held by the Sponsor.

(5)      According to a Schedule 13G filed by Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and Alec N. Litowitz, a United States citizen (“Mr. Litowitz”) with the SEC on January 21, 2022, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Litowitz held 2,480,500 shares. The amount consists of (A) 253,232 shares held for the account of Magnetar Constellation Fund II, Ltd, a Cayman Island exempted company; (B) 872,746 shares held for the account of Magnetar Constellation Master Fund, Ltd, a Cayman Island exempted company; (C) 141,000 shares held for the account of Magnetar Systematic Multi-Strategy Master Fund Ltd, a Cayman Island exempted company; (D) 49,000 shares held for the account of Magnetar Capital Master Fund Ltd, a Cayman Island exempted company; (E) 29,500 shares held for the account of Magnetar Discovery Master Fund Ltd, a Cayman Island exempted company; (F) 296,191 shares held for the account of Magnetar Xing He Master Fund Ltd, a Cayman Island exempted company; (G) 126,616 shares held for the account of Purpose Alternative Credit Fund Ltd, a Cayman Island exempted company; (H) 196,707 shares held for the account of Magnetar SC Fund Ltd, a Cayman Island exempted company; (I) 336,889 shares held for the account of Magnetar Structured Credit Fund, LP, a Delaware limited partnership; (J) 135,660 shares held for the account of Magnetar Lake Credit Fund LLC, a Delaware limited liability company; and (K) 42,959 shares held of the account of Purpose Alternative Credit Fund — T LLC, a Delaware limited liability company. Magnetar Financial serves as the investment adviser to the various entities, and as such, Magnetar Financial exercises voting and investment power over the shares held. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Litowitz. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)      According to a Schedule 13G filed by Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”) and Paul J. Glazer, a U.S. citizen (“Mr. Glazer”) with the SEC on February 14, 2022, certain funds and managed accounts to which Glazer Capital serves as investment manager hold 1,928,615 shares. Mr. Glazer serves as the managing member of Glazer Capital. The address of the principal business office of each of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019, (212) 920-0125, Attn: Brandon Bentley, General Counsel.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

InterPrivate IV InfraTech Partners Inc.
1350 Avenue of the Americas, 2nd Floor
New York, NY 10019
Attn: Brandon Bentley
Telephone: (212) 920-0125

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: IPVI.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2022 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INTERPRIVATE IV INFRATECH PARTNERS INC.

InterPrivate IV InfraTech Partners Inc. (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the Corporation is InterPrivate IV InfraTech Partners Inc.

2.      The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 10, 2020 and was subsequently amended by the filing of a certificate of amendment on January 6, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 4, 2021 (the “Amended and Restated Certificate of Incorporation”).

3.      This First Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.

5.      The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 17, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 27 months from the closing of the Offering (or up to 36 months, if applicable under the provisions of Section 9.2(d))) (or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

6.      The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by the date which is the later of (i) 27 months from the closing of the Offering (or up to [•] months from the closing of the Offering, if applicable under the provisions of this section) and (ii) such later date as may be approved by the Corporation’s stockholders in accordance with this Amended and Restated Certificate (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except

Annex A-1

for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate, in the event that the Corporation has not consummated an initial Business Combination within 27 months from the closing of the IPO, without approval of our public stockholders, the Corporation may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice, extend the Termination Date up to [•], or a total of up to [•] months after the current Termination Date, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will lend the Corporation, and the Corporation will deposit into the Trust Account; for each extension, $[•] at the beginning of each month, for an aggregate deposit of up to $[•] (if all extensions are exercised) upon the Corporation’s drawdown of a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Corporation does not complete a Business Combination by the deadline to consummate the Business Combination, such promissory note will be repaid only from funds held outside of the Trust Fund or will be forfeited, eliminated or otherwise forgiven.”

7.      The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 27 months from the date of the closing of the Offering (or up to [•] months, if applicable under the provisions of Section 9.2(d)) or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

Annex A-2

IN WITNESS WHEREOF, the Corporation has caused this First Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this _________ day of ______, 2022.

Brandon Bentley
General Counsel

Annex A-3

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION
FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
INTERPRIVATE IV INFRATECH PARTNERS INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Ahmed Fattouh and Brandon Bentley (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of InterPrivate IV InfraTech Partners Inc. (“IPVI”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of the Company, to be held on [•], 2022 at [•] [a.m./p.m.] Eastern Time, virtually over the internet at [•] (the “Special Meeting”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
stockholders to be held on [•], 2022

This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at:
[•]

☒

INTERPRIVATE IV INFRATECH PARTNERS INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

1.    A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 9, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to [•] (the date that is [•] months from the closing date of the IPO) (the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date in [•] increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until [•] (each, an “Additional Extended Date”), unless the closing of a business combination should have occurred prior thereto (the “Extension Amendment Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.    A proposal to amend the Company’s charter to permit the Company’s board of directors (the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable (including prior to the Current Outside Date), as determined by our Board and included in a public announcement. (the “Liquidation Amendment Proposal”);

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.    A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐
Dated:_____________________________________________ ,
2022

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” Proposal 1, Proposal 2 and Proposal 3. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.